UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/23/2012

Discovery Communications, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34177

Delaware	35-2333914
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Discovery Place
Silver Spring, Maryland 20910
(Address of principal executive offices, including zip code)

240-662-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Discovery Communications, Inc. will issue a press release providing an overview of financial results for first quarter 2012 on Tuesday, May 8, 2012 at 7:00 a.m. EDT. A one-hour conference call with Discovery management will follow beginning at 8:30 a.m. EDT. The conference call will be available live as a listen-only webcast at: www.discoverycommunications.com. The domestic toll-free dial-in number is 1-866-770-7146 or outside of the U.S. dial +1-617-213-8068, passcode 87431568.

A replay of the call will be available beginning approximately one hour after the completion of the call until May 22, 2012. The domestic toll-free replay number is 1-888-286-8010, and the international replay number is +1-617-801-6888. Replay listeners must enter conference ID number 96310773. The replay will also be available via audio webcast in the "Investor Relations" section of the Company's website.

Item 9.01.    Financial Statements and Exhibits

99.1 Press release dated April 4, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Communications, Inc.

Date: April 04, 2012	By:	/s/ Bruce Campbell
Bruce Campbell
Chief Development Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated April 4, 2012